UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VISLINK TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and

In accordance with Rule 14a-6(d) under Regulation 14A, please be advised that Vislink Technologies,

Inc. intends to make available copies of this Proxy Statement to security holders on or about December 1, 2022.

 VISLINK TECHNOLOGIES, INC.

350 Clark Drive, Suite 125

Mt. Olive, NJ 07828

(908) 852-3700

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on January 11, 2023

To the Stockholders of Vislink Technologies, Inc.:

Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Vislink Technologies, Inc., will be held virtually via the Internet at https://www.cstproxy.com/vislink/SM2023 on January 11, 2023 at 11:00 a.m., Eastern Time. At the Special Meeting, stockholders will consider and vote on a proposal to authorize the Board of Directors (the “Board”), in its discretion but prior to the one-year anniversary of the date on which the proposal is approved by the Company’s stockholders at the Special Meeting, to amend our restated certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our Common Stock, par value $0.00001 per share (“Common Stock”), at a ratio in the range of 1-for-2 to 1-for-50, with such ratio to be determined by the Board (the “Reverse Stock Split Proposal” or “Proposal 1”).

The Reverse Split Proposal was approved by the Board, and to be approved by the stockholders requires the affirmative vote of holders of a majority of the outstanding shares of our Common Stock and Series A Preferred Stock, par value $0.00001 per share (“Series A Preferred Stock”), entitled to vote at the Special Meeting on the Reverse Stock Split Proposal, voting together as a single class.

Stockholders are referred to the proxy statement for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board unanimously recommends a vote “FOR” the Reverse Stock Split Proposal.

As noted above, our Special Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet as a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Special Meeting in person. This means you can attend the Special Meeting online, vote your shares electronically during the Special Meeting online by accessing https://www.cstproxy.com/vislink/SM2023 shortly prior to the scheduled start of the meeting and entering the 16-digit control number found on the proxy card, voting instruction form or notice of availability of proxy materials. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world.

The Board has fixed the close of business on November 22, 2022 as the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. Only the stockholders of record of our Common Stock and our Series A Preferred Stock are entitled to receive notice of, and to vote at, the Special Meeting or any adjournments thereof. As a result of the dividend of the shares of Series A Preferred Stock distributed on November 22, 2022, each holder of shares of our Common Stock as of the dividend record date also holds a number of one one-thousandths of a share of our Series A Preferred Stock equal to the whole number of shares of Common Stock held by such holder. Because any one one-thousandths of a share of Series A Preferred Stock that are not present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed, if you fail to submit a proxy to vote your shares or attend the Special Meeting in order to do so, your shares of Series A Preferred Stock will be redeemed immediately prior to the opening of the polls at the Special Meeting and will not be entitled to vote at the Special Meeting.

Accordingly, we urge you to review the accompanying material carefully and to promptly return the enclosed proxy card or voting instruction. On the following pages, we provide answers to frequently asked questions about the Special Meeting.

A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to and during the Special Meeting, and online during the Special Meeting.

We are using the “Notice and Access” method of providing proxy materials to you via the internet. We believe that this process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about December 1, 2022, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and vote electronically via the internet or by telephone. The Notice also contains instructions on how to receive a paper copy of your proxy materials.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

We encourage all stockholders to attend the virtual Special Meeting. However, whether or not you plan to attend the virtual Special Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. Please review the instructions of each of your voting options described in the proxy statement.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting online, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote online. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

Thank you for your ongoing support and continued interest in Vislink.

By Order of the Board of Directors,

Susan Swenson

Chairman of the Board of Directors

Mt. Olive, New Jersey

November 22, 2022

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on January 11, 2023. The Notice of Special Meeting and proxy statement are also available at www.cstproxyvote.com.

EXPLANATORY NOTE

This is the notice of, and the proxy statement for, our Special Meeting of stockholders, which is scheduled to be held on January 11, 2023. It is important that you vote your eligible shares of Common Stock and Series A Preferred Stock at this meeting. To avoid confusion, please note that the Special Meeting relates solely to a proposal to potentially effect a reverse stock split to avoid delisting of our Common Stock from the Nasdaq Capital Market because it has been trading below $1.00 per share. The Series A Preferred Stock and the reverse stock split proposal are unrelated to the 2022 Annual Meeting of our stockholders scheduled to be held on December 27, 2022.

Holders of record of our Common Stock as of November 21, 2022 received a dividend of shares of Series A Preferred Stock. This proxy statement relates in part to the right of holders of such stock, that are present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting, to vote on the reverse stock split proposal at the Special Meeting.

It is important that, at the 2022 Annual Meeting of our stockholders, you vote all your shares of Common Stock on each of the proposals described in the proxy statement for such meeting. It is also important that, at the Special Meeting scheduled to be held on January 11, 2023, you vote all your shares of Common Stock and all your shares of Series A Preferred Stock on the proposal relating to the reverse stock split.

i

 VISLINK TECHNOLOGIES, INC.

350 Clark Drive, Suite 125

Mt. Olive, NJ 07828

(908) 852-3700

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

To Be Held on January 11, 2023

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of Vislink Technologies, Inc. (the “Board”) for use at the special meeting of stockholders (the “Special Meeting”) to be held on January 11, 2023 at 11:00 a.m., Eastern Time, and at any adjournment thereof. The Special Meeting will be a virtual meeting held via the Internet at https://www.cstproxy.com/vislink/SM2023. There will not be a physical meeting location, and stockholders will not be able to attend the Special Meeting in person. As always, we encourage you to vote your shares prior to the Special Meeting regardless of whether you intend to attend.

Except where the context otherwise requires, references to “Vislink,” “the Company,” “we,” “us,” “our” and similar terms refer to Vislink Technologies, Inc. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.00001 per share (“Common Stock”) and our Series A Preferred Stock, par value $0.00001 per share (“Series A Preferred Stock”).

This proxy statement summarizes information about the proposal to be considered at the Special Meeting and other information you may find useful in determining how to vote. The proxy card is a means by which you actually authorize the proxies to vote your shares in accordance with your instructions. Pursuant to the “notice and access” rules adopted by the SEC, we have elected to provide stockholders access to our proxy materials over the internet. Accordingly, we sent the notice to all of our stockholders as of the record date. The notice includes instructions on how to access our proxy materials over the internet and how to request a printed copy of these materials. In addition, by following the instructions in the notice, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on January 11, 2023: the Notice of Special Meeting and proxy statement are also available at www.cstproxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q.	Why may I have received proxy statements for two meetings of stockholders of the Company?

This is the proxy statement for our Special Meeting of Stockholders, which is scheduled to be held on January 11, 2023. As you may know, we expect to hold our 2022 Annual Meeting of Stockholders on December 27, 2022 and have issued and filed with the Securities and Exchange Commission (“SEC”) a separate proxy statement for that separate meeting of our stockholders. If you were a holder of record of shares of our capital stock as of the record date for both meetings, you may have received proxy statements for both meetings.

It is important that you vote your shares at both meetings. To avoid confusion, please note that as described herein, the Special Meeting relates solely to a proposal to potentially implement the Reverse Stock Split Proposal (as defined below) in order to potentially avoid delisting of our Common Stock from the Nasdaq Capital Market because it has been trading below $1.00 per share. Holders of shares of Common Stock and Series A Preferred Stock as of the record date of November 22, 2022 are entitled to vote at the Special Meeting. The Series A Preferred Stock and the reverse stock split proposal are unrelated to the separate Annual Meeting.

It is important that, at the Annual Meeting scheduled for December 27, 2022, you vote all your shares of Common Stock on each of the proposals in the proxy statement for such meeting. It is also important that, at the Special Meeting scheduled for January 11, 2023, you vote all your shares of Common Stock and all your shares of Series A Preferred Stock on the Reverse Stock Split Proposal.

Q.	What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the methods discussed below, you will be appointing Carleton M. Miller and Susan Swenson as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Special Meeting, please vote by proxy so that your shares may be voted.

Q.	What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

Q.	Why did I receive these proxy materials?

Our Board has made these materials available to you in connection with the solicitation of proxies for use at the Special Meeting to be held virtually on January 11, 2023 at 11:00 a.m., Eastern Time. As a holder of Common Stock or Series A Preferred Stock as of the record date of November 22, 2022, you are invited to attend the Special Meeting and are requested to vote on the business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and which is designed to assist you in voting your shares.

Q.	What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will be asked to consider and vote on the following matter:

To approve the proposal to authorize the Board, in its discretion but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, to amend our restated certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our Common Stock, at a ratio in the range of 1-for-2 to 1-for-50, with such ratio to be determined by the Board (the “Reverse Stock Split Proposal” or “Proposal 1”).

Other than Proposal 1, no other proposals are expected to be presented for a vote at the Special Meeting.

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Q.	Why is the Company seeking authority to effect a reverse stock split?

Our Board has unanimously adopted a resolution declaring advisable, and recommending to our stockholders for their approval, an amendment to our restated certificate of incorporation (the “Reverse Stock Split Amendment”) authorizing a reverse stock split of the outstanding shares of our Common Stock at a ratio in the range of 1-for-2 to 1-for-50, with such ratio to be determined by the Board (the “Reverse Stock Split”), and granting the Board the discretion to file a certificate of amendment to our restated certificate of incorporation with the Secretary of State of the State of Delaware effecting the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting or to abandon the Reverse Stock Split altogether. The primary goal of implementing the Reverse Stock Split would be to increase the per share market price of our Common Stock to meet the minimum per share bid price requirement for continued listing on the Nasdaq Capital Market (“Nasdaq”).

The form of the proposed Reverse Stock Split Amendment is attached to this proxy statement as Annex A. The Reverse Stock Split Amendment will implement the Reverse Stock Split by reducing the number of outstanding shares of Common Stock as compared to the number of outstanding shares immediately prior to the effectiveness of the Reverse Stock Split, but will not increase the par value of Common Stock, and will not change the number of authorized shares of our capital stock. Stockholders are urged to carefully read Annex A. If implemented, the number of shares of our Common Stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of our Common Stock outstanding, so that the percentage of our outstanding Common Stock owned by each of our stockholders will remain approximately the same, except to the extent that the Reverse Stock Split could result in some or all of our stockholders receiving one share of Common Stock in lieu of a fractional share.

Q.	Why is the Special Meeting a virtual, online meeting?

The Special Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at the Special Meeting by enabling stockholders to participate remotely from any location around the world. Our virtual meeting will be governed by our Rules of Conduct and Procedures which will be posted at www.cstproxyvote.com in advance of the meeting and will available during the online meeting at https://www.cstproxy.com/vislink/SM2023.

Q.	How do I virtually attend the Special Meeting?

We will host the Special Meeting live online. The webcast of the Special Meeting is expected to start at 11:00 a.m., Eastern Time, on January 11, 2023. Online access to the webcast will open 15 minutes prior to the start of the Special Meeting to allow time for you to log-in and test your device’s audio system. To be admitted to the virtual Special Meeting, you will need to log-in at https://www.cstproxy.com/vislink/SM2023 using the 16-digit control number on the proxy card, voting instruction form or notice of availability of proxy materials.

Beginning 15 minutes prior to, and during, the Special Meeting, we will have technicians standing by and ready to assist you with any technical difficulties you may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting or during the virtual meeting, please call the technical support team at the phone number available on https://www.cstproxy.com/vislink/SM2023.

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Q.	Who is entitled to vote at the Special Meeting, and how many votes do they have?

Stockholders of record, including holders of our Common Stock and holders of our Series A Preferred Stock, at the close of business on November 22, 2022 (the “Record Date”) may vote at the Special Meeting. Notwithstanding the foregoing, holders of outstanding shares of Series A Preferred Stock will only be entitled to vote such shares on the Reverse Stock Split Proposal to the extent that such shares have not be automatically redeemed in the Initial Redemption (defined below). There were 47,419,317 shares of Common Stock, 47,419.317 shares of Series A Preferred Stock, and no shares of any other series of preferred stock, respectively, outstanding on the Record Date. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to the Special Meeting. The list will also be available online during the Special Meeting.

Pursuant to the rights of our stockholders contained in our charter, each share of our Common Stock is entitled to one vote on all matters listed in this proxy statement. As previously announced on November 9, 2022, the Board declared a dividend of one one-thousandth (1/1,000th) of a share of Series A Preferred Stock for each outstanding share of Common Stock to stockholders of record of Common Stock as of 5:00 p.m. Eastern Time on November 21, 2022. The holders of Series A Preferred Stock have 1,000,000 votes per whole share of Series A Preferred Stock (i.e., 1,000 votes per one one-thousandth of a share of Series A Preferred Stock) and are entitled to vote with the Common Stock, together as a single class, on the Reverse Stock Split Proposal, but are not otherwise entitled to vote on the other proposals, if any, to be presented at the Special Meeting. Notwithstanding the foregoing, each share of Series A Preferred Stock redeemed pursuant to the Initial Redemption will have no voting power with respect to the Reverse Stock Split or any other matter. Unless otherwise provided on any applicable proxy or ballot with respect to the voting on the Reverse Stock Split, when a holder of Common Stock submits a vote on the Reverse Stock Split Proposal, the corresponding number of shares of Series A Preferred Stock (or fraction thereof) held by such holder will be automatically cast in the same manner as the vote of the share of Common Stock (or fraction thereof) in respect of which such share of Series A Preferred Stock (or fraction thereof) was issued as a dividend is cast on the Reverse Stock Split or such other matter, as applicable, and the proxy or ballot with respect to shares of Common Stock held by any holder on whose behalf such proxy or ballot is submitted will be deemed to include all shares of Series A Preferred Stock (or fraction thereof) held by such holder. Holders of Series A Preferred Stock will not receive a separate ballot or proxy to cast votes with respect to the Series A Preferred Stock on the Reverse Stock Split or any other matter brought before the Special Meeting. For example, if a stockholder holds 10 shares of Common Stock (entitled to one vote per share) and votes in favor of the Reverse Stock Split Proposal, then 10,010 votes will be recorded in favor of the Reverse Stock Split Proposal, because the stockholder’s shares of Series A Preferred Stock will automatically be voted in favor of the Reverse Stock Split Proposal alongside such stockholder’s shares of Common Stock, unless otherwise provided on any applicable proxy for ballot with respect to voting on such proposals.

All shares of Series A Preferred Stock that are not present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed (the “Initial Redemption”). Any outstanding shares of Series A Preferred Stock that have not been redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the approval by the Company’s stockholders of the Reverse Stock Split at any meeting of the stockholders held for the purpose of voting on such proposal.

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Q.	What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares. The notice of the Special Meeting has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or proxy statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

Q.	What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Proposal 1 is considered a “routine matter.” Therefore, if you do not provide voting instructions to your broker regarding Proposal 1, your broker will be permitted to exercise discretionary voting authority to vote your shares on Proposal 1.

Q.	If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. Under the rules of the NYSE, Proposal 1 is considered a “routine” matter. Accordingly, brokers will have such discretionary authority to vote on Proposal 1, and may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to Proposal 1.

We encourage you to provide instructions to your brokerage firm via the Internet or telephone or by returning your signed voting instruction card. This ensures that your shares will be voted at the Special Meeting with respect to the proposal described in this proxy statement.

Q.	How do I vote?

If you are the “record holder” of your shares, meaning that your shares are registered in your name in the records of our transfer agent, Continental Stock Transfer & Trust Company, you may vote your shares during the Special Meeting or by proxy prior to the Special Meeting as follows:

1.	Over the Internet prior to the Special Meeting: To vote over the Internet prior to the Special Meeting, please go to the following website: www.cstproxyvote.com, and follow the instructions at that site for submitting your proxy electronically. If you vote over the Internet prior to the Special Meeting, you do not need to complete and mail your proxy card or vote your proxy by telephone. You must submit your Internet proxy before 11:59 p.m., Eastern Time, on January 10, 2023, the day before the Special Meeting, for your proxy to be valid and your vote to count.

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2.	By Telephone prior to the Special Meeting: To vote by telephone, please call (866) 894-0536 in the United States, and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet. You must submit your telephonic proxy before 11:59 p.m., Eastern Time, on January 10, 2023, the day before the Special Meeting, for your proxy to be valid and your vote to count.

3.	By Mail prior to the Special Meeting: To vote by mail, you must mark, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote your proxy over the Internet or by telephone. The proxy card must be received not later than January 10, 2023, the day before the Special Meeting, for your proxy to be valid and your vote to count. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our Board.

4.	Over the Internet during the Special Meeting: If you attend the Special Meeting virtually, you may vote your shares online (up until the closing of the polls) by following the instructions available at https://www.cstproxy.com/vislink/SM2023 during the Special Meeting. You will need your 16-digit control number included on the proxy card or notice of availability of proxy materials. If you vote by proxy prior to the Special Meeting and also virtually attend the Special Meeting, there is no need to vote again at the Special Meeting unless you wish to change your vote.

If your shares are held in “street name,” meaning they are held for your account by an intermediary, such as a bank, broker or other nominee, then you are deemed to be the beneficial owner of your shares and the broker that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares, you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.

Even if you plan to attend the Special Meeting online, we urge you to vote your shares by proxy in advance of the Special Meeting so that if you should become unable to attend the Special Meeting your shares will be voted as directed by you.

Q.	How will my proxy vote my shares?

If you are a stockholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote “FOR” Proposal 1.

We do not intend to bring any other matter for a vote at the Special Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Special Meeting.

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If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions your bank, broker or other nominee provides.

As described above, under the rules of the NYSE, Proposal 1 is considered to be a “routine” matter. Accordingly, brokers will have such discretionary authority to vote on Proposal 1 and may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to Proposal 1.

Q.	Can I change my vote?

If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the vote is taken at the Special Meeting. To do so, you must do one of the following:

1.	Vote over the Internet or by telephone as instructed above under “Over the Internet Prior to the Special Meeting” or “By Telephone Prior to the Special Meeting.” Only your latest Internet or telephone vote is counted.

2.	Sign, date and return a new proxy card. Only your latest dated and timely received proxy card will be counted.

3.	Attend the Special Meeting virtually and vote online as instructed above under “Over the Internet during the Special Meeting.” Your virtual attendance at the Special Meeting, without voting online during the Special Meeting, will not revoke your proxy.

4.	Give our Corporate Secretary written notice before the Special Meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee. You may also vote online during the Special Meeting, which will have the effect of revoking any previously submitted voting instructions if you follow the procedures described under “How do I vote?” above.

Q.	How are abstentions and broker non-votes treated for purposes of the Special Meeting?

Abstentions are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. An abstention is not an “affirmative vote” but an abstaining stockholder is considered “entitled to vote” at the Special Meeting. Accordingly, an abstention will have the effect of a vote against Proposal 1. Broker non-votes will be included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Because your broker will have discretionary voting authority with respect to Proposal 1, a broker non-vote would only arise in the event that your broker does not receive your voting instructions and chooses not to exercise its discretionary voting authority with respect to such matter. Broker non-votes, to the extent applicable, will have the effect of a vote against Proposal 1 because brokers will have discretionary voting authority with respect to Proposal 1 and a broker non-vote is not an “affirmative vote.”

If your shares are held in the name of a bank, broker or other nominee, you should check with your bank, broker or other nominee and follow the voting instructions provided. Attendance at the Special Meeting alone will not revoke your proxy.

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Q.	Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the Special Meeting.

Q.	How many shares must be represented to have a quorum and hold the Special Meeting?

The holders of one third of the voting power of the shares of the capital stock of the Company issued and outstanding and entitled to vote at the Special Meeting, present in person, present by means of remote communication, or represented by proxy, constitutes a quorum for the transaction of business at the Special Meeting. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy card by mail or that are represented virtually at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain. In addition, we will count as present shares held in “street name” by banks, brokers or other nominees who submit proxies indicating that they do not have authority to vote those shares. If a quorum is not present, we expect to adjourn the Special Meeting until we obtain a quorum.

Q.	What vote is required to approve Proposal 1 and how are votes counted?

Proposal 1 - The Reverse Stock Split Proposal

The affirmative vote of holders of a majority of the outstanding shares of our Common Stock and Series A Preferred Stock entitled to vote at the Special Meeting on the Reverse Stock Split Proposal, voting together as a single class, is required for approval of the Reverse Stock Split Proposal.

Please refer to the discussion above under “Who is entitled to vote at the Special Meeting, and how many votes do they have?” for a description of the Series A Preferred Stock that is entitled to be voted together with the Common Stock as a single class on the Reverse Stock Split Proposal. Shares of Series A Preferred Stock that are not present in person or by proxy as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed in the Initial Redemption and, therefore, will not be outstanding or entitled to vote on the Reverse Stock Split Proposal and will be excluded from the calculation as to whether Proposal 1 passes at the Special Meeting. Due to the voting power of the shares of Series A Preferred Stock that are not redeemed pursuant to the Initial Redemption on the Reverse Stock Split Proposal, the holders of Common Stock that submit a proxy to vote their shares at the Special Meeting or attend the Special Meeting will effectively have enhanced voting power on the Proposal over holders of Common Stock that are not represented in person or by proxy at the Special Meeting. This means that the Reverse Stock Split Proposal could be approved by the affirmative vote of the holders of less than a majority of the outstanding shares of our Common Stock.

The principal terms of the Reverse Stock Split Amendment have been approved by the Board. We expect that our directors and executive officers will vote all their shares in favor of the Reverse Stock Split Proposal and the Board urges you to do so, as well.

Q.	What are the consequences if the Reverse Stock Split Proposal is not approved by stockholders?

If stockholders fail to approve the Reverse Stock Split Proposal our Board would not have the authority to effect the Reverse Stock Split to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could expose us to delisting from Nasdaq.

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Q.	Will the Company change its name as a result of the Reverse Stock Split?

No. The Company will retain the name “Vislink Technologies, Inc.” and will remain incorporated under the laws of the State of Delaware.

Q.	Will the Reverse Stock Split change the business of the Company?

No. The Reverse Stock Split will not change the current business of the Company.

Q.	Will the Company have the same directors and executive officers that the Company currently has following the Reverse Stock Split?

Yes. The executive officers and members of the Board will not change as a result of the Reverse Stock Split.

Q.	Who is soliciting proxies, how are they being solicited, and who pays the cost?

Proxies are being solicited by the Board on behalf of the Company. In addition, we have engaged Kingsdale Advisors (“Kingsdale”), the proxy solicitation firm hired by the Company, at an approximate cost of $11,500, plus reimbursement expenses, to solicit proxies on behalf of our Board. Kingsdale may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. The fees of Kingsdale as well as the reimbursement of expenses of Kingsdale will be borne by us. Our officers, directors, and employees may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, in connection with shares of the Common Stock registered in their names, will be asked to forward solicitation material to the beneficial owners of shares of Common Stock. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials and collecting voting instructions.

Q.	How does the Board recommend that I vote on the Proposal?

Our Board unanimously recommends that you vote FOR the approval of the Reverse Stock Split.

Q.	Do I have any dissenters’ or appraisal rights or cumulative voting rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights or cumulative voting rights with respect to the matter to be voted on at the Special Meeting.

Q.	Where can I find the voting results?

The Company expects to publish the voting results of the Special Meeting in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the date of the Special Meeting.

Q.	What are the costs of soliciting these proxies?

We will bear the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, e-mail, facsimile, and in person without additional compensation. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy material to beneficial owners.

Q.	How many shares of Common Stock and Preferred Stock are outstanding?

As of November 22, 2022, there are 47,419,317 shares of Common Stock and 47,419.317 shares of Series A Preferred Stock outstanding. There are no shares of any other series of preferred stock currently outstanding.

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MATTERS TO BE VOTED ON

PROPOSAL 1: THE REVERSE STOCK SPLIT PROPOSAL

Reasons for the Reverse Split Proposal

The Board is recommending to the Company’s stockholders for their approval an amendment that would authorize, but not obligate the Board, to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the outstanding and treasury shares of Common Stock at a ratio in the range of 1-for-2 to 1-for-50, which ratio would be subject to the Board’s discretion following stockholder approval. The Company believes that the availability of a range of reverse split ratios will provide the Company with the flexibility to implement the Reverse Split, if effected at all, in a manner designed to maximize the anticipated benefits for the Company and its stockholders. The general description of the reverse split amendment set forth below is a summary only and is qualified in its entirety by and subject to the full text of the form of proposed amendment which is attached as Annex A hereto.

The Board’s primary objective in asking for authority to effect a reverse split is to increase the per-share trading price of our Common Stock. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

As background, we received notice on May 20, 2022 from the Nasdaq Listing Qualifications Department (the “Staff”) of the Nasdaq notifying the Company of its noncompliance with Nasdaq Listing Rule 5550(a)(2) by failing to maintain a minimum bid price for its common stock on the Nasdaq of at least $1.00 per share for 30 consecutive business days (the “Minimum Bid Price Requirement”). We were given 180 days, or until November 16, 2022 to regain compliance; provided that the Nasdaq Staff retains discretion to grant an additional 180-calendar day grace period to determine that the Company has demonstrated an ability to maintain long-term compliance so long as the Company (i) meets the continued listing requirement for the market value of its publicly held shares and all other initial listing standards for The Nasdaq, with the exception of the bid price requirement, and (ii) provides a written notice to the Staff of its intention to cure the deficiency during the second grace period by effecting a reverse stock split (which notice was provided by us to Nasdaq on November 10, 2022). On November 17, 2022, Nasdaq granted the Company’s request for an additional 180-calendar day grace period until May 15, 2023, to regain compliance with the Minimum Bid Price Requirement and all other applicable requirements for initial listing on the Nasdaq Capital Market with the exception of the Minimum Bid Price Requirement. In the event that the Company is unable to cure the deficiency, and ultimately receives notice that its common stock is being delisted, Nasdaq listing rules permit the Company to appeal the delisting determination by the Staff to a Nasdaq hearings panel. Accordingly, we are hereby asking our stockholders to approve a reverse split to, among other things, give us the option to seek to regain compliance with the Minimum Bid Price Requirement prior to expiration of the second compliance period.

The Board believes that the failure of stockholders to approve the Reverse Stock Split Amendment could prevent the Company from maintaining compliance with the Minimum Bid Price Requirement and could inhibit our ability to conduct capital raising activities, among other things. If Nasdaq delists the Common Stock, then the Common Stock would likely become traded on an over-the-counter market such as those maintained by OTC Markets Group Inc., which do not have the substantial corporate governance or quantitative listing requirements for continued trading that Nasdaq has. In that event, interest in Common Stock may decline and certain institutions may not have the ability to trade in the Common Stock, all of which could have a material adverse effect on the liquidity or trading volume of the Common Stock. If the Common Stock becomes significantly less liquid due to delisting from Nasdaq, the Company’s stockholders may not have the ability to liquidate their investments in the Common Stock as and when desired and the Company believes its ability to maintain analyst coverage, attractive investor interest, and have access to capital may become significantly diminished as a result.

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Potential Effects of the Amendment

If the Board decides to implement the Reverse Stock Split Amendment, the Company would communicate to the public, prior to the effective time of the Reverse Stock Split Amendment, additional details regarding the Reverse Stock Split Amendment (including the final reverse split ratio, as determined by the Board). By voting in favor of the Reverse Stock Split Amendment, you are also expressly authorizing the Board to determine not to proceed with, and to defer or to abandon, the Reverse Stock Split Amendment, in the Board’s sole discretion. In determining whether to implement the Reverse Stock Split Amendment following receipt of stockholder approval of the Reverse Stock Split Amendment, and which reverse split ratio to implement, if any, the Board may consider, among other things, various factors, such as:

●	the Company’s ability to maintain its listing on Nasdaq;
●	the historical trading price and trading volume of the Common Stock;
●	the then-prevailing trading price and trading volume of the Common Stock and the expected impact of the reverse stock split on the trading market for the Common Stock in the short and long term;
●	which reverse split ratio would result in the greatest overall reduction in the Company’s administrative costs; and
●	prevailing general market and economic conditions.

Potential Reasons for the Reverse Stock Split

To increase the per share price of our Common stock and to maintain the Company’s Nasdaq Listing. As discussed above, the primary objective for effecting the reverse stock split, should our Board of Directors choose to effect one, would be to increase the per share price of our Common Stock and regain compliance with the Nasdaq Minimum Bid Price. Our Board of Directors believes that, should the appropriate circumstances arise, effecting the reverse stock split, could, among other things, help us to appeal to a broader range of investors, generate greater investor interest in the Company, and improve the perception of our Common Stock as an investment security. Our Common Stock is listed on Nasdaq and the continuing failure to comply with the Minimum Bid Price Requirement may be cured, if the closing share price is at least $1.00 per share, and the price remains at or above the level for at least the following 10 business days prior to expiration of any Nasdaq grace period. On November 17, 2022, Nasdaq granted the Company’s request for a 180-calendar day grace period until May 15, 2023, to regain compliance with the Minimum Bid Price Requirement and all other applicable requirements for initial listing on the Nasdaq Capital Market with the exception of the Minimum Bid Price Requirement. The Company’s request included a written notice to the Staff of our intention to cure the deficiency during this grace period by effecting a reverse stock split, if necessary. The Board believes that reverse stock split may potentially assist us in achieving compliance with the Minimum Bid Price Requirement. The Company currently believes it is in compliance with all other applicable continued listing requirements of Nasdaq.

To potentially improve the liquidity of the Common Stock. A reverse stock split could allow a broader range of institutions to invest in the Common Stock (namely, funds that are prohibited from buying stocks whose price is below certain thresholds), potentially increasing trading volume and liquidity of the Common Stock and potentially decreasing the volatility of the Common Stock if institutions become long-term holders of the Common Stock. A reverse stock split could help increase analyst and broker interest in the Common Stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. Some investors, however, may view a reverse stock split negatively since it reduces the number of shares of Common Stock available in the public market. If the Reverse Stock Split Amendment is approved and the Board believes that effecting the Reverse Split is in the best interests of the Company and its stockholders, the Board may effect this reverse stock split, regardless of whether the Company’s stock is at risk of delisting from Nasdaq, for purposes of enhancing the liquidity of the Common Stock and to facilitate capital raising.

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Certain Risks Associated with a Reverse Stock Split

Reducing the number of outstanding shares of the Common Stock through the Reverse Split Proposal is intended, absent other factors, to increase the per share market price of the Common Stock. Other factors, however, such as the Company’s financial results, market conditions, the market perception of the Company’s business and other risks, including those set forth below and in the Company’s SEC filings and reports, including its Annual Report on Form 10-K for the year ended December 31, 2021, as amended, may adversely affect the market price of the Common Stock. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended benefits described above, that the market price of the Common Stock will increase following the reverse stock split or that the market price of the Common Stock will not decrease in the future.

The Reverse Stock Split May Not Result in a Sustained Increase in the Price of the Common Stock. As noted above, the principal purpose of the Reverse Split Proposal is to maintain the average per share market closing price of the Common Stock above $1.00 per share in order to comply with Minimum Bid Price Requirement under Nasdaq Listing Rules. However, the effect of the reverse stock split upon the market price of the Common Stock cannot be predicted with any certainty and the Company cannot assure you that the reverse stock split will accomplish this objective for any meaningful period of time, or at all. The Board believes that a reverse stock split has the potential to increase the market price of the Common Stock so that the Company may be able to satisfy the Minimum Bid Price Requirement. However, the long- and short-term effect of the reverse stock split upon the market price of the Common Stock cannot be predicted with any certainty.

The Reverse Stock Split May Decrease the Liquidity of the Common Stock. The Board believes that the reverse stock split may result in an increase in the market price of the Common Stock, which could lead to increased interest in the Common Stock and possibly promote greater liquidity for the Company’s stockholders. However, the reverse stock split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for the Common Stock.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the reverse stock split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares of Common Stock following the reverse stock split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in the Overall Market Capitalization of the Company. The reverse stock split may be viewed negatively by the market and, consequently, could lead to a decrease in the overall market capitalization of the Company. If the per share market price of the Common Stock does not increase in proportion to the reverse split ratio, then the value of the Company, as measured by the market capitalization of the Company, will be reduced.

Impact of a Reverse Stock Split If Implemented.

A reverse stock split would affect all holders of Common Stock uniformly and would not affect any stockholder’s percentage ownership interests or proportionate voting power. The other principal effects of the Reverse Stock Split Amendment will be that:

●	the number of issued and outstanding shares of Common Stock (and treasury shares), if any, will be reduced proportionately based on the final reverse split ratio, as determined by the Board;

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●	based on the final reverse split ratio, the per share exercise price of all outstanding options and warrants will be increased proportionately and the number of shares of Common Stock issuable upon the exercise of all outstanding options and warrants will be reduced proportionately; and
●	the number of shares reserved for issuance pursuant to any outstanding equity awards and any maximum number of shares with respect to which equity awards may be granted will be reduced proportionately based on the final reverse split ratio.

The Board does not intend for a reverse stock split to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act. The actual number of shares outstanding after giving effect to the Reverse Split Proposal will depend on the reverse split ratio that is ultimately selected by the Board. The table below illustrates certain, but not all, possible reverse stock split ratios, together with the implied number of issued and outstanding shares of the Common Stock resulting from implementation of the Reverse Split based on 47,419,317 shares of the Common Stock outstanding as of November 22, 2022. The reverse stock split will not affect the total number of authorized shares under our certificate of incorporation.

Example Ratios within Delegated Range of Ratios	Number of Authorized Shares of Common Stock	Implied Approximate Number of Issued and Outstanding Shares of Common Stock Following the Reverse Stock Split *
1-for-2	100,000,000	23,709,658
1-for-5	100,000,000	9,483,863
1-for-10	100,000,000	4,741,931
1-for-20	100,000,000	2,370,096
1-for-50	100,000,000	948,386

*Excludes the effect of fractional share treatment.

All shares of Series A Preferred Stock that are not present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed in the Initial Redemption. Any outstanding shares of Series A Preferred Stock that were not redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the approval of the Reverse Stock Split Amendment effecting the Reverse Stock Split. Please refer to the discussion in the Questions and Answers About the Special Meeting section under “Who is entitled to vote at the Special Meeting, and how many votes do they have?” and “What vote is required to approve each matter and how are votes counted?” for a description of the voting power of the Series A Preferred Stock.

Pursuant to the Certificate of Designation of Series A Preferred Stock (the “Certificate of Designation”), each share of Series A Preferred Stock redeemed in any redemption shall be redeemed in consideration for the right to receive an amount equal to $0.10 in cash for each ten thousand (10,000) whole shares of Series A Preferred Stock that are “beneficially owned” by the “beneficial owner” (as such terms are defined in the Certificate of Designation) thereof as of the applicable redemption time and redeemed pursuant to such redemption, payable upon receipt by the Company of a written request submitted by the applicable holder to our corporate secretary (each a “Redemption Payment Request”) following the applicable redemption time. Such Redemption Payment Request shall (i) be in a form reasonably acceptable to the Company (ii) set forth in reasonable detail the number of shares of Series A Preferred Stock beneficially owned by the holder at the applicable redemption time and include evidence reasonably satisfactory to the Company regarding the same, and (iii) set forth a calculation specifying the amount in cash owed to such holder by the Company with respect to the shares of Series A Preferred Stock that were redeemed at the applicable redemption time.

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We are currently authorized to issue a maximum of 100,000,000 shares of our Common Stock. As of the Record Date, there were 47,419,317 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Although we consider financing opportunities from time to time, we do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised or converted after the Reverse Stock Split Amendment is effected.

Effects of the Reverse Stock Split

Management does not anticipate that the Company’s financial condition, the percentage ownership of Common Stock by management, the number of the Company’s stockholders or any aspect of the Company’s business will materially change as a result of the Reverse Stock Split Amendment. Because the Reverse Stock Split Amendment will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase Common Stock or to convert other securities into Common Stock the proposed Reverse Stock Split Amendment will not alter the relative rights and preferences of existing stockholders, except to the extent the reverse stock split will result in fractional shares, as discussed in more detail below.

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split Amendment will not affect the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on Nasdaq (other than to the extent it facilitates compliance with Nasdaq continued listing standards). Following the reverse stock split, the Common Stock will continue to be listed on Nasdaq, although it will be considered a new listing with a new Committee on Uniform Securities Identification Procedures, or CUSIP, number.

The rights of the holders of the Common Stock will not be affected by the Reverse Stock Split Amendment, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of the Common Stock immediately prior to the effectiveness of the Reverse Stock Split Amendment will generally continue to hold 2% of the voting power of the outstanding shares of the Common Stock immediately after the reverse stock split. The number of stockholders of record will not be affected by the Reverse Stock Split Amendment (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split Amendment may result in some stockholders owning “odd lots” of less than 100 shares of the Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split Amendment.

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Effectiveness of the Reverse Stock Split. The Reverse Stock Split Amendment, if approved by the Company’s stockholders, would become effective upon the filing and effectiveness (the “Effective Time”) of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which would take place at the Board’s discretion. The exact timing of the filing of the Reverse Stock Split Amendment, if filed, would be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and the Company’s stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the reverse stock split if, at any time (i) prior to filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware and (ii) before the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting, the Board, in its sole discretion, determines that it is no longer in the Company’s best interests or the best interests of its stockholders to proceed with the reverse stock split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment to effect the Reverse Stock Split will be abandoned.

Effect on Par Value; Reduction in Stated Capital. The proposed Reverse Stock Split Amendment will not affect the par value of the Company’s stock, which will remain at $0.00001 per share of Common Stock and $0.00001 per share of Preferred Stock. As a result, the stated capital on the Company’s balance sheet attributable to its Common Stock, which consists of the par value per share of Common Stock multiplied by the aggregate number of shares of Common Stock issued and outstanding, will be reduced in proportion to the reverse stock split ratio selected by the Board. Correspondingly, the Company’s additional paid-in capital account, which consists of the difference between its stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of the Common Stock, will be credited with the amount by which the stated capital is reduced. The Company’s stockholders’ equity, in the aggregate, will remain unchanged.

Book-Entry Shares. If the reverse stock split is effected, stockholders, either as direct or beneficial owners, will have their holdings electronically adjusted by the Company’s transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the reverse stock split. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee. The Company does not issue physical certificates to stockholders.

No Appraisal Rights. Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the reverse stock split described in the Reverse Split Proposal, and the Company will not independently provide its stockholders with any such rights.

Fractional Shares. The Company does not intend to issue fractional shares in connection with the reverse stock split. The Company currently anticipates that it will cause its exchange agent to aggregate all fractional share interests following the reverse stock split, sell the aggregated fractional shares interests into the market and allocate and distribute the net proceeds received from such sale (reduced by any customary brokerage fees, commissions and other expenses) among the stockholders who would otherwise hold a fractional share interest as a result of the reverse stock split on a pro rata basis. Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment for their fractional share interest is received. After the reverse stock split is effected, a stockholder will have no further interest in the Company with respect to its fractional share interest and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto, except to receive the above-described cash payment. Although the Company will pay any brokerage fees, commissions and other expenses related to the exchange agent’s selling in the open market shares that would otherwise be fractional shares, as described above, such expenses will reduce the cash amounts to be paid to stockholders in lieu of the receipt of fractional shares. Stockholders should be aware that under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Stockholders otherwise entitled to receive such funds, who have not received them, will have to seek to obtain such funds directly from the jurisdiction to which they were paid.

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Material U.S. Federal Income Tax Considerations Related to the Reverse Stock Split

The following is a general summary of the material U.S. federal income tax considerations to U.S. holders (as defined below) of the reverse stock split. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury regulations promulgated under the Code (the “Treasury Regulations”) and judicial authority and administrative interpretations, all as of the date of this document, and all of which are subject to change, possibly with retroactive effect, and are subject to differing interpretations. Changes in these authorities may cause the tax consequences to vary substantially from the consequences described below. The Company has not sought and will not seek an opinion of counsel or any rulings from the Internal Revenue Service (the “IRS”) with respect to any of the tax considerations discussed below. As a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.

This discussion is limited to U.S. holders that hold Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any tax consequences arising under the tax on net investment income or the alternative minimum tax, nor does it address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction, U.S. federal estate or gift tax laws, or any tax treaties. Furthermore, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to U.S. holders in light of their particular circumstances or to U.S. holders that may be subject to special rules under U.S. federal income tax laws, including, without limitation:

●	a bank, insurance company or other financial institution;
●	a tax-exempt or a governmental organization;
●	a real estate investment trust;
●	an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);
●	a regulated investment company or a mutual fund;
●	a dealer or broker in stocks and securities, or currencies;
●	a trader in securities that elects mark-to-market treatment;
●	a holder of Common Stock that received such stock through the exercise of an employee option, pursuant to a retirement plan or otherwise as compensation;
●	a person who holds Common Stock as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction;
●	a corporation that accumulates earnings to avoid U.S. federal income tax;
●	a person whose functional currency is not the U.S. dollar;
●	a U.S. holder who holds Common Stock through non-U.S. brokers or other non-U.S. intermediaries;
●	a person subject to Section 451(b) of the Code; or
●	a former citizen or long-term resident of the United States subject to Section 877 or 877A of the Code.

If a partnership, or any entity (or arrangement) treated as a partnership for U.S. federal income tax purposes, holds Common Stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership and upon certain determinations made at the partner level. A partner in a partnership holding Common Stock should consult its own tax advisor about the U.S. federal income tax consequences of the reverse stock split.

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For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Common Stock that is for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;
●	a corporation (or any other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
●	an estate, whose income is subject to U.S. federal income tax regardless of its source; or
●	a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more United States persons that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable Treasury Regulations to be treated as a United States person.

Tax Consequences of the Reverse Stock Split Generally

The reverse stock split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of Common Stock generally should not recognize gain or loss upon the reverse stock split, except with respect to cash received in lieu of a fractional share of Common Stock, as discussed below. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the reverse stock split should equal the aggregate tax basis of the shares of Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of Common Stock), and such U.S. holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the reverse stock split. U.S. holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A U.S. holder of Common Stock that receives cash in lieu of a fractional share of Common Stock pursuant to the reverse stock split should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of Common Stock surrendered that is allocated to such fractional share of Common Stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period for Common Stock surrendered exceeds one year at the effective time of the reverse stock split. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of Common Stock pursuant to the reverse stock split may be subject to information reporting and may be subject to U.S. backup withholding (currently at 24%) unless such holder provides proof of an applicable exemption or a correct taxpayer identification number and otherwise complies with the applicable requirements of the backup withholding rules. Any amount withheld under the U.S. backup withholding rules is not an additional tax and will generally be allowed as a refund or credit against the U.S. holder’s U.S. federal income tax liability provided that the required information is timely furnished to the IRS.

Required Vote

The affirmative vote of holders of a majority of the outstanding shares of our Common Stock and Series A Preferred Stock entitled to vote at the Special Meeting on the Reverse Stock Split Proposal, voting together as a single class, is required for approval of the Reverse Stock Split Proposal.

Recommendation

The Board unanimously recommends that you vote “FOR” the

approval of the Reverse Stock Split Proposal.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Unless otherwise provided below, the following table sets forth information regarding beneficial ownership of our Common Stock as of November 22, 2022 by:

●	each person, or group of affiliated persons, known to us to be the beneficial owner of 5% or more of the outstanding shares of our Common Stock;
●	each of our current directors;
●	our principal executive officer and two other most highly compensated executive officers who served during the year ended December 31, 2021, whom, collectively, we refer to as our named executive officers; and
●	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our Common Stock. Percentage of beneficial ownership is based on 47,419,317 shares of our Common Stock and 47,419.317 shares of Series A Preferred Stock outstanding as of November 22, 2022. In addition, shares of Common Stock subject to options or other rights currently exercisable, or exercisable within 60 days of November 22, 2022, are deemed outstanding and beneficially owned for the purpose of computing the percentage beneficially owned by (i) the individual holding such options, warrants or other rights (but not any other individual) and (ii) the directors and executive officers as a group. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our Common Stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o Vislink Technologies, Inc., 350 Clark Drive, Suite 125, Mt. Olive, NJ 07828.

	Shares of
	Common Stock	Shares of		Percentage of
Name and Address of Beneficial Owner	Beneficially	Series A Preferred	Percentage of	Series A Preferred
	Owned	Stock	Common Stock(1)	Stock(9)
5% Stockholders:
Ayrton Capital LLC(2)	3,030,304	1,515	6.60%	3.30%
Debbie Hantash(3)	2,297,957	2,297	5.00%	5.00%
Directors and Named Executive Officers:
Jude T. Panetta(4)	29,723	28.473	*	*
Ralph Faison	28,473	28.473	*	*
General James T. Conway(5)	31,356	30.106	*	*
Susan Swenson(6)	30,894	29.644	*	*
Carleton M. Miller(7)	1,222,474	908.983	2.50%	1.91%
Brian K. Krolicki	28,473	28.473	*	*
Michael Bond(8)	371,448	267.539	*	*
All current executive officers and directors as a group (7 persons)	1,742,840	1,321.691	3.67%	2.78%

* Less than one percent

(1)	Based on 47,419,317 shares of Common Stock issued and outstanding as of November 22, 2022. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within sixty (60) days of November 22, 2022, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person. Holders of unexercised options and warrants outstanding as of November 22, 2022 are deemed not to be holders of Series A Preferred Stock as of that date.

(2)	Based on a Schedule 13G filed February 16, 2021. The address of Ayrton Capital LLC is 55 Post Rd West, 2nd Floor, Westport, CT 06880.

(3)	Based on a Schedule 13G filed January 18, 2022. The address of Debbie Hantash is 183 Calle Gorrion, San Juan, PR 00926-7119.

(4)	Includes 1,250 options to purchase Common Stock.

(5)	Includes 1,250 options to purchase Common Stock.

(6)	Includes 1,250 options to purchase Common Stock.

(7)	Consists of 908,983 shares, 66,516 vested RSUs and 232,007 options to purchase Common Stock.

(8)	Consists of 267,539 shares and 103,909 options to purchase Common Stock.

(9)	All shares of Series A Preferred Stock that are not present in person or by proxy at the Special Meeting as of immediately prior to the opening of the polls at the Special Meeting will be automatically redeemed. The Series A Preferred Stock is entitled to be voted together with the Common Stock as a single class on the Reverse Stock Split Proposal.

18

OTHER MATTERS

As of the date of this proxy statement, we know of no matter not specifically referred to above as to which any action is expected to be taken at the Special Meeting. The persons named as proxies will vote the proxies, insofar as they are not otherwise instructed, regarding such other matters and the transaction of such other business as may be properly brought before the meeting, as seems to them to be in the best interest of our company and our stockholders.

NEXT YEAR’S ANNUAL MEETING

Stockholder Proposals for Inclusion in the Proxy Materials for the 2023 Annual Meeting of Stockholders

For stockholders to present proper proposals (other than nominations of directors) for inclusion in our proxy materials for the 2023 annual meeting of stockholders on a timely basis, the relevant information must be received by the Company’s Corporate Secretary at the principal executive offices of the Company, 350 Clark Drive, Suite 125, Mt. Olive, NJ 07828, on or before July 10, 2023; provided that in the event that the date of the 2023 annual meeting is advanced more than 30 days prior to, or delayed by more than 30 days after, the anniversary of this year’s annual meeting, the relevant information must be received by the Company no later than the deadline set forth in a public announcement made by the Company, which deadline will be a reasonable time after that public announcement and a reasonable time before the Company begins to print and send its proxy materials for the 2023 annual meeting. All such proposals must comply with all of the requirements of Rule 14a-8 under the Exchange Act, regarding the inclusion of the stockholder proposals in company-sponsored proxy materials.

Stockholder Proposals for Consideration at the 2023 Annual Meeting of Stockholders, but not for Inclusion in the Proxy Materials

The Company’s amended and restated bylaws also require advanced notice of any stockholder proposal to be proposed, but not included in our proxy materials for the 2023 annual meeting (other than the nomination of candidates for election as a director). Any stockholder considering such a proposal should carefully review the Company’s amended and restated bylaws, which describe the timing, procedural and substantive requirements for such proposal. Proposals of matters for consideration at the 2023 annual meeting of stockholders, but not for inclusion in the proxy materials, must be received no earlier than August 29, 2023 and no later than September 28, 2023; provided that in the event that the date of the 2023 annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of this year’s annual meeting, notice by a stockholder to be timely must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made.

Director Nominations by a Stockholder without Soliciting Proxies for the 2023 Annual Meeting of Stockholders

The Company’s amended and restated bylaws also require advanced notice of any stockholder proposal for nomination of candidates for election as a director. Any stockholder considering a proposal for nomination of candidates for election as a director should carefully review the Company’s amended and restated bylaws, which describe the timing, procedural and substantive requirements for such proposal. Proposals for director nominations must be received no earlier than August 29, 2023 and no later than September 28, 2023; provided that in the event that the date of the 2023 annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of this year’s annual meeting, notice by a stockholder to be timely must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made.

Director Nominations by a Stockholder Intending to Solicit Proxies for the 2023 Annual Meeting of Stockholders

In addition to satisfying all the requirements under the Company’s bylaws, to comply with the SEC’s new universal proxy rules for the Company’s 2023 annual meeting, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth all of the information required by Rule 14a-19 under the Exchange Act no later than October 28, 2023 provided that the date of the meeting has not changed by more than 30 calendar days. If such meeting date is changed by more than 30 days, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

Householding of Proxy Materials

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our 2021 annual report to stockholders, which consists of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2021, to you if you write or call us at Vislink Technologies, Inc., 350 Clark Drive, Suite 125, Mt. Olive, NJ 07828, Telephone: (908) 852-3700. If you would like to receive separate notices and copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room.

19

Annex A

FORM OF REVERSE STOCK SPLIT CHARTER AMENDMENT

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

VISLINK TECHNOLOGIES, INC.

Vislink Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The name of the Corporation is Vislink Technologies, Inc.

SECOND: This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation, as amended, and any amendments thereto (the “Certificate of Incorporation”), last amended by the Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State on July 31, 2020.

THIRD: Article 4(a) of the Certificate of Incorporation is hereby amended as follows:

“a) Common Stock. Each holder of record of Common Stock shall have the right to one vote for each share of Common Stock registered in the holder’s name on the books of the Corporation on all matters submitted to a vote of stockholders except as the right to exercise such vote may be limited by the provisions of this Certificate of Incorporation or of any class or series of Preferred Stock established hereunder. The holders of Common Stock shall be entitled to such dividends as may be declared by the Board of Directors from time to time, provided that required dividends, if any, on Preferred Stock have been paid or provided for. In the event of the liquidation, dissolution, or winding up, whether voluntary or involuntary, of the Corporation, the assets and funds of the Corporation available for distribution to stockholders, and remaining after the payment to holders of Preferred Stock of the amounts, if any, to which they are entitled, shall be divided and paid to the holders of Common Stock according to their respective shares.

Upon the effectiveness of the filing of this Amendment with the Secretary of State of the State of Delaware (the “Effective Time”), each ________ outstanding shares of Common Stock (the “Old Common Stock”) shall be combined and converted into [one (1) share] of Common Stock (the “New Common Stock”). This reverse stock split (the “Reverse Split”) of the outstanding shares of Common Stock shall not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth under this Article 4.

The Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of New Common Stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of New Common Stock shall be deliverable upon the Reverse Split, all of which shares of New Common Stock be rounded [up/down] to the nearest whole number of such shares. All references to “Common Stock” in these Articles shall be to the New Common Stock.

The Reverse Split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis. Certificates dated as of a date prior to the Effective Time representing outstanding shares of Old Common Stock shall, after the Effective Time, represent a number of shares equal to the same number of shares of New Common Stock as is reflected on the face of such certificates, divided by and rounded [up/down] to the nearest whole number. The Corporation shall not be obligated to issue new certificates evidencing the shares of New Common Stock outstanding as a result of the Reverse Split unless and until the certificates evidencing the shares held by a holder prior to the Reverse Split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”

FOURTH: This amendment was duly adopted in accordance with the provisions of Sections 212 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this [day] day of [month] , 2023.

VISLINK TECHNOLOGIES, INC.

By:
Name:	Carleton M. Miller
Title:	Chief Executive Officer

20

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

VISLINKTECHNOLOGIES,INC.
c/o Continental Proxy Services
1 State Street, New York, NY 10004

VISLINK TECHNOLOGIES, INC.

*Stockholders are cordially invited to attend the Special Meeting and to vote on the Internet or any Mobile device.

Dear Stockholder,

The Special Meeting of Stockholders of Vislink Technologies, Inc. (the 'Company') will be conducted online. You will be able to attend the special meeting, vote your shares electronically during the live webcast of the meeting being held on January 11, 2023, at 11:00 a.m. Eastern Time by visiting **https://www.cstproxy.com/vislink/SM2023**.

Proposals to be considered at the Special Meeting

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote during the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically during the annual meeting. To attend the annual meeting, visit:
https://www.cstproxy.com/vislink/SM2023

Vote Your Proxy on the Internet:
Go to **https://www.cstproxyvote.com**
Have your notice available when you access the above website. Follow the prompts to vote your shares.

To view the Proxy Materials and attend the annual meeting, please go to:
https://www.cstproxy.com/vislink/SM2023

CONTROL NUMBER

VISLINK TECHNOLOGIES, INC.

The following Proxy Materials are available to you to review aet:
https://www.cstproxy.com/vislink/SM2023

- the Company's 2023 Proxy Statement.
- the Proxy Card.
- any amendments to the foregoing materials that are required to be furnished to stockholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before December 30, 2022 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 917-262-2373, or

By logging on to https://www.cstproxy.com/vislink/SM2023 or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

VISLINK TECHNOLOGIES, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on January 10, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: **https://www.cstproxy.com/vislink/SM2023**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X].

Please mark your votes like this [X]

The Board of Directors recommends you vote FOR Proposal 1:

FOR ☐ AGAINST ☐ ABSTAIN ☐

Note: Your Series A Preferred Stock will be voted in the same manner as you've instructed your Common Stock on Proposal 1 unless you provide a different instruction in Item 1a below. If you do not provide a response to proposal 1a, your Series A Preferred Stock will be voted in the same manner as your response on Proposal 1 above.

Item 1a. To vote my Series A Preferred Stock differently than my Common Stock on Proposal 1, vote it as follows;

FOR ☐ AGAINST ☐ ABSTAIN ☐

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

CONTROL NUMBER

Signature________________ **Signature, if held jointly**________________ **Date**__________, **2023**

Please sign exactly as your name(s) appear(s) hereon. When Signing as attorney, executor administrator, or other [____], , please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

The Notice and Proxy Statement are available at https://www.cstproxy.com/vislink/SM2023

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

VISLINK TECHNOLOGIES, INC.

SPECIAL MEETING OF STOCKHOLDERS
JANUARY 11, 2023 11:00 AM ET
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Carleton M. Miller and Susan Swenson, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VISLINK TECHNOLOGIES, INC. and, unless the undersigned stockholder(s) expressly indicates otherwise in this ballot, all shares of Series A Preferred Stock of VISLINK TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 11:00 AM, ET on January 11, 2023 via the Internet at **https://www.cstproxy.com/vislink/SM2023**, and any adjournment or postponement thereof. The undersigned hereby revokes any proxy or proxies previously given to represent or sate such shares and hereby ratifies and confirms all actions that said proxy, his or her substitutes. or any of them, may lawfully take in accordance with the terms hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS SET FORTH ON THE REVERSE SIDE OF THIS BALLOT. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY BE PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Continued and to be signed on reverse side